UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


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      Date of report (Date of earliest event reported): September 14, 2005

                           ADVANCED BIOPHOTONICS INC.
               (Exact Name of Registrant as Specified in Charter)




          Delaware                       0-27943                11-3386214
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                     Identification No.)



         125 Wilbur Place, Suite 120                     11716
              Bohemia, New York                       (Zip Code)
       (Address of principal executive offices)

       Registrant's telephone number, including area code: (631) 244-8244

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 DFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the
    Exchange Act (17 CFR 240.13e-4(c))

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ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES

            On September 14, 2005, we finalized a Letter of Engagement with Trilogy Capital Partners, Inc., pursuant to which Trilogy agreed to implement a marketing program, and, to the extent we request, to assist us in business development and strategic advisory and investor relations services. The Letter of Engagement has an initial term of 12 months and is terminable by us or Trilogy at any time thereafter upon 30 days' prior written notice. In consideration for the services to be provided by Trilogy, we agreed to pay Trilogy $12,500 per month and we issued to Trilogy a Warrant to purchase 2,400,000 shares of our common stock, with an exercise price of $.50 per share. The Warrant expires on September 14, 2008. Trilogy is not entitled to exercise the Warrant for a number of shares of our common stock if such exercise would cause the aggregate number of shares of our common stock beneficially owned by Trilogy to be 5% or more of the outstanding shares of our common stock following such exercise.

            The number of shares issuable upon exercise and the per share exercise price of the Warrants are subject to adjustment in the case of any stock dividend, stock split, combination, capital reorganization, reclassification, consolidation or merger. The Warrants are exercisable by delivering the Warrant certificate to us, together with a completed election to purchase and the full payment of the exercise price or by means of a "net exercise" feature under which we do not receive any cash, but rather, the number of shares issued upon exercise is net of the number of shares withheld by Trilogy in lieu of payment of the exercise price.

            We have agreed to include the shares of common stock issuable upon exercise of the Warrants in a registration statement under the Securities Act of 1933, and to file such registration statement with the U.S. Securities and Exchange Commission within 45 days after the date of issuance of the Warrant.

            The foregoing summary description of the Warrants issued to Trilogy is qualified by reference to the full text thereof, a copy of which is attached hereto as Exhibit 4.1 and incorporated herein in its entirety.

            The shares of common stock underlying the Warrants were not registered under the Securities Act of 1933 in reliance upon the exemption from registration provided by Section 4(2) and Regulation D under the Securities Act of 1933, as amended, which exempts transactions by an issuer not involving any public offering. Trilogy qualified as an accredited investor, as defined in Regulation D, in order to receive the Warrants. The shares of common stock underlying the Warrants cannot be sold unless they are subsequently registered under the Securities Act or an exemption from registration is available.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

          (c)  Exhibits.

               Exhibit No.  Description

               4.1          Warrants to Purchase Common Stock, dated
                            September 14, 2005, issued by Advanced
                            BioPhotonics Inc. to Trilogy Capital Partners, Inc.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ADVANCED BIOPHOTONICS INC.


Date:    September 19, 2005           By: /s/ Denis A. O'Connor
                                          -------------------------------------
                                          Denis A. O'Connor
                                          President and Chief Executive Officer